Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2023-11-01
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawback Policy

In accordance with recently enacted SEC rules and Nasdaq Listing Rules, in November 2023, the Board adopted an executive compensation recovery policy, or clawback policy, regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the clawback policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results. Awards granted under the Amended 2020 Plan are subject to recoupment in accordance with our clawback policy, or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other applicable law. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.